UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2014

Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 787-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 28, 2014, Electro Rent Corporation entered into Amendment #20 to Authorized Technology Partner Program Agreement #ANT76 with Agilent Technologies, Inc. (the “Amendment”). The Amendment extends the term of our Authorized Technology Partner Program Agreement #ANT76 (the “Resale Agreement”) with Agilent from January 31, 2014 to May 31, 2014. Pursuant to the Resale Agreement, we have the exclusive right to sell Agilent’s more complex test and measurement equipment to small and medium size customers in the United States and Canada.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment #20 to Authorized Technology Partner Program Agreement #ANT76 by and between Electro Rent Corporation and Agilent Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO RENT CORPORATION

/s/ Craig R. Jones
Name: Craig R. Jones
Title: Vice President and Chief Financial Officer

Dated: February 3, 2014

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